SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2004

EASTON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-23960	52-1745344
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Idlewild Avenue
Easton, Maryland	21601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 819-0300

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following financial statements of Easton Bancorp, Inc. are filed as Exhibit 99.1 to this to this Current Report on Form 8-K:

- Consolidated Balance Sheets as of December 31, 2003 (Unaudited), 2002 and 2001

- Consolidated Statements of Income for the Years Ended December 31, 2003 (Unaudited), 2002 and 2001

- Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2003 (Unaudited), 2002 and 2001

- Consolidated Statements of Cash Flows for the Years Ended December 31, 2003 (Unaudited), 2002 and 2001

- Unaudited Notes to Consolidated Financial Statements

Item 12. Disclosure of Results of Operations and Financial Condition.

On February 10, 2004, Easton Bancorp, Inc. (“Easton”) filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission in connection with the previously announced merger of Easton with and into Easton Facilitation, Inc., a wholly owned subsidiary of Easton, with Easton as the surviving entity. In connection with the filing of the preliminary proxy statement, Easton filed as Exhibit E thereto its consolidated financial statements as of and for the years ended December 31, 2003 (unaudited), 2002 and 2001 and the notes thereto. A copy of the consolidated financial statements of Easton as of and for the years ended December 31, 2003 (unaudited), 2002 and 2001 and the notes thereto is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON BANCORP, INC.

Dated: February 10, 2004	By:	/s/ R. Michael S. Menzies

R. Michael S. Menzies President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Consolidated Financial Statements of Easton Bancorp, Inc. as of and for the years ended December 31, 2003 (unaudited), 2002 and 2001